UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    June 30, 2006
                                                    ----------------------------



                         TUMBLEWEED COMMUNICATIONS CORP.
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             (Exact name of registrant as specified in its charter)

            Delaware                  000-26223              94-3336053
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  (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)            File Number)        Identification No.)


         700 Saginaw Drive, Redwood City, California            94063
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          (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code           (650) 216-2000
                                                        ------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01     Entry into a Material Definitive Agreement.

         On June 30, 2006, Tumbleweed Communications Corp. ("Tumbleweed" or the "Company") entered into a consulting agreement with Taher Elgamal, a director of the Company, pursuant to which Mr. Elgamal will provide technological analysis and assessment services to Tumbleweed (the "Consulting Agreement"). The Consulting Agreement provides for Mr. Elgamal to receive an initial payment of twelve thousand dollars ($12,000), monthly compensation on a per diem basis at a rate equivalent to two hundred and fifty thousand dollars ($250,000) per year for full time services, and a stock option grant to purchase one hundred twenty five thousand (125,000) shares of Tumbleweed common stock, vesting ratably over a one year period and subject to acceleration if the Consulting Agreement is terminated without "Cause" within six (6) months of a "Change of Ownership Control" (each as defined in the Consulting Agreement). The Consulting Agreement also contains standard confidentiality and non-solicitation provisions.

         The foregoing description is qualified by reference to the Consulting Agreement filed as Exhibit 10.1 to this Current Report.


5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On June 30, 2006, the Tumbleweed Board of Directors, acting on the recommendation of the Nominating Committee, appointed James A. Heisch to the Board. The Board of Directors also appointed Mr. Heisch to serve as Chairman of the Audit Committee, and determined that Mr. Heisch meets the definition of an independent director under the NASD listing standards and is qualified as an audit committee financial expert within the meaning of SEC regulations.

         A copy of the press release announcing Mr. Heisch's appointment is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.


9.01     Financial Statements and Exhibits.

(c) Exhibits.

       10.1 Consulting Agreement dated June 30, 2006, by and between Tumbleweed Communications Corp. and Taher Elgamal.
       99.1 Press Release, dated July 6, 2006, entitled "Tumbleweed Appoints James A. Heisch to Board of Directors."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 TUMBLEWEED COMMUNICATIONS CORP.



                                                 By: /s/ James J. MacDonald
                                                     -------------------------
                                                 Name:  James J. MacDonald
                                                 Title: Assistant Secretary


Date:  July 6, 2006

                                  EXHIBIT INDEX

EXHIBIT NO.                             DESCRIPTION
-----------                             -----------

   10.1 Consulting Agreement dated June 30, 2006, by and between Tumbleweed Communications Corp. and Taher Elgamal.
   99.1 Press Release, dated July 6, 2006, entitled "Tumbleweed Appoints James A. Heisch to Board of Directors."